                                                    EXHIBIT 24.1


                MARINE DRILLING COMPANIES, INC.

                      POWER OF ATTORNEY

     WHEREAS, Marine Drilling Companies, Inc., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1995 and quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1996, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said reports;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint each of WILLIAM H. FLORES and JOAN R. SMITH, signing singly, the undersigned's true and lawful attorney with power to act with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as Director the reports referred to above, together with any and all amendments thereto as said attorney shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Such attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorney.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of January 1996.


                                    /s/  Robert L. Barbanell
                                 -------------------------------
                                 Robert L. Barbanell

                                                    EXHIBIT 24.1


                      MARINE DRILLING COMPANIES, INC.

                           POWER OF ATTORNEY

     WHEREAS, Marine Drilling Companies, Inc., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1995 and quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1996, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said reports;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint each of WILLIAM H. FLORES and JOAN R. SMITH, signing singly, the undersigned's true and lawful attorney with power to act with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as Director the reports referred to above, together with any and all amendments thereto as said attorney shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Such attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorney.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of January 1996.


                                    /s/  David A. B. Brown
                                 -------------------------------
                                 David A. B. Brown

                                                    EXHIBIT 24.1


              MARINE DRILLING COMPANIES, INC.

                    POWER OF ATTORNEY

     WHEREAS, Marine Drilling Companies, Inc., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1995 and quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1996, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said reports;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint each of WILLIAM H. FLORES and JOAN R. SMITH, signing singly, the undersigned's true and lawful attorney with power to act with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as Director the reports referred to above, together with any and all amendments thereto as said attorney shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Such attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorney.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of January 1996.


                                    /s/  Howard I. Bull
                                 -------------------------------
                                 Howard I. Bull

                                                    EXHIBIT 24.1


                      MARINE DRILLING COMPANIES, INC.

                             POWER OF ATTORNEY

     WHEREAS, Marine Drilling Companies, Inc., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1995 and quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1996, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said reports;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint each of WILLIAM H. FLORES and JOAN R. SMITH, signing singly, the undersigned's true and lawful attorney with power to act with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as Director the reports referred to above, together with any and all amendments thereto as said attorney shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Such attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorney.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of January 1996.


                                    /s/  Nathaniel A. Gregory
                                 -------------------------------
                                 Nathaniel A. Gregory

                                                    EXHIBIT 24.1


                   MARINE DRILLING COMPANIES, INC.

                         POWER OF ATTORNEY

     WHEREAS, Marine Drilling Companies, Inc., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1995 and quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1996, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said reports;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint each of WILLIAM H. FLORES and JOAN R. SMITH, signing singly, the undersigned's true and lawful attorney with power to act with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as Director the reports referred to above, together with any and all amendments thereto as said attorney shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Such attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorney.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of January 1996.


                                   /s/  David E. Libowitz
                                 -------------------------------
                                 David E. Libowitz

                                                    EXHIBIT 24.1


                MARINE DRILLING COMPANIES, INC.

                     POWER OF ATTORNEY

     WHEREAS, Marine Drilling Companies, Inc., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1995 and quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1996, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said reports;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint each of WILLIAM H. FLORES and JOAN R. SMITH, signing singly, the undersigned's true and lawful attorney with power to act with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as Director the reports referred to above, together with any and all amendments thereto as said attorney shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Such attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorney.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of January 1996.


                                   /s/  Christopher M. Linneman
                                 -------------------------------
                                 Christopher M. Linneman

                                                    EXHIBIT 24.1


                    MARINE DRILLING COMPANIES, INC.

                         POWER OF ATTORNEY

     WHEREAS, Marine Drilling Companies, Inc., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 1995 and quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1996, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said reports;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint each of WILLIAM H. FLORES and JOAN R. SMITH, signing singly, the undersigned's true and lawful attorney with power to act with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as Director the reports referred to above, together with any and all amendments thereto as said attorney shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Such attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorney.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of January 1996.


                                   /s/  Howard H. Newman
                                 -------------------------------
                                 Howard H. Newman